KONTOOR BRANDS, INC. AWARD CERTIFICATE Performance-Based Restricted Stock Units (“PRSUs”) for Fiscal Years [20__]- [20__] (the “Performance Cycle”) under the 2019 Stock Compensation Plan Target PRSUs Awarded: __________ To: ________________ (the “Participant”) I am pleased to advise you that you have been awarded the opportunity to earn from 0% to [200%] of the number of Performance-Based Restricted Stock Units set forth above under the 2019 Stock Compensation Plan (the “Plan”) of Kontoor Brands, Inc. (the “Company”) for the Performance Cycle commencing at the beginning of fiscal [20__] and ending on the final day of fiscal [20__] under the terms and conditions set forth in the attached Appendix. The actual number of shares of the Company’s Stock, if any, that you may receive at the end of the Performance Cycle will depend, among other things as described in the Appendix, on the level of achievement over the Performance Cycle of specified performance goals set by the Talent and Compensation Committee of the Company’s Board of Directors. KONTOOR BRANDS, INC. Grant Date: __________ By: [Name] [Title] Exhibit 10.43

Page 2 KONTOOR BRANDS, INC. APPENDIX TO PRSUs AWARD CERTIFICATE Terms and Conditions Relating to Performance-Based Restricted Stock Units (“PRSUs”) 1. Opportunity to Earn PRSUs. The Participant has been designated as having the opportunity to earn Performance-Based Restricted Stock Units (“PRSUs”) under the Kontoor Brands, Inc. (the “Company”) 2019 Stock Compensation Plan, as it may be amended (the “Plan”), for the three-fiscal-year Performance Cycle specified in the Award Certificate (the “Performance Cycle”). Subject to the terms and conditions of the Plan and this Agreement, the Participant will have the opportunity to earn from 0% to [200%] of the targeted number of PRSUs (the “Target PRSUs”) for the Performance Cycle. The number of Target PRSUs shall be the number set forth on the Award Certificate plus additional cash or PRSUs resulting from Dividend Equivalents and adjustments, as specified in Section 3(c). 2. Incorporation of Plan by Reference; Certain Restrictions. (a) PRSUs that may be earned by the Participant represent Stock Units under the Plan, a copy of which has been made available to Participant. All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this document. Except as otherwise provided herein, capitalized terms used in this document but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and the provisions of the Plan, the provisions of the Plan shall govern. (b) Until PRSUs have become earned in accordance with Section 4, PRSUs shall be subject to a risk of forfeiture as provided in this document. Until such time as the PRSUs have become settled by delivery of shares in accordance with Section 6, PRSUs will be nontransferable, as provided in the Plan and Section 3(d). The Participant is subject to the Company’s Code of Business Conduct and related policies on insider trading restricting the Participant’s ability to sell shares of the Company’s Common Stock received in settlement of PRSUs, which may include “blackout” periods during which Participant may not engage in such sales. 3. General Terms of PRSUs. (a) Each PRSU represents a conditional right of the Participant to receive, and a conditional obligation of the Company to deliver, one share of the Company’s Common Stock, at the times specified hereunder and subject to the terms and conditions of the Plan and this document. (b) Not later than the March 15 immediately following the end of the Performance Cycle (the “Settlement Deadline”), the Committee will make a final determination of the extent to which the performance goals for that Performance Cycle were achieved and the number of PRSUs earned for that Performance Cycle in accordance with Section 4. The date on which the Committee makes such final determination is the “Determination Date.”

Page 3 (c) An account (an “Account”) will be maintained for the Participant for purposes of this Agreement and the Plan, to which the initial number of Target PRSUs for each Performance Cycle initially shall be credited. Unless otherwise determined by the Administrator (as defined herein) (subject to Section 12.1 of the Plan), dividend equivalents (“Dividend Equivalents”) will be paid or credited on PRSUs that have been earned as follows: (i) At the time of settlement of PRSUs under Section 6, the Administrator shall determine the aggregate amount of regular cash dividends that would have been payable to the Participant, based on record dates for dividends since the beginning of the Performance Cycle (or, if later, the date on which the Participant has been selected to participate in the Performance Cycle and has had a target and range and performance goal(s) established for PRSUs (the “Participation Date”)), if the earned PRSUs then to be settled had been outstanding shares of Common Stock at such record date (without compounding of dividends but adjusted to account for splits and other extraordinary corporate transactions). Such aggregate cash amount will be withheld to cover withholding taxes applicable at the settlement date, with any amount in excess of such tax withholding amount converted to a number of shares (or deferred shares, if applicable) by dividing such excess amount by the Fair Market Value of a share of Common Stock at the settlement date. "Administrator" means the officers and employees of the Company responsible for the day-to-day administration of the Plan and to which other authority may be delegated under Section 4.2 of the Plan. Unless otherwise specified by the Committee, the Administrator shall be the Kontoor Brands, Inc. Pension Plan Committee. (ii) If the Company declares and pays a dividend or distribution on Common Stock in the form of additional shares of Common Stock, or there occurs a forward split of Common Stock, then the number of PRSUs credited to the Participant's Account and potentially earnable hereunder as of the payment date for such dividend or distribution or forward split shall be automatically adjusted by multiplying the number of PRSUs credited to the Account or potentially earnable as of the record date for such dividend or distribution or split by the number of additional shares of Common Stock actually paid as a dividend or distribution or issued in such split in respect of each outstanding share of Common Stock. (iii) If the Company declares and pays a dividend or distribution on Common Stock that is not a regular cash dividend and not in the form of additional shares of Common Stock, or if there occurs any other event referred to in Article XI of the Plan, the Committee may determine to adjust the number of PRSUs credited to the Participant's Account and potentially earnable hereunder (including provision for the earning of property or other forms of compensation than Common Stock), in order to prevent dilution or enlargement of the Participants' rights with respect to PRSUs. (iv) PRSUs and other rights to compensation that result from a stock dividend or split under Section 3(c)(ii) or an adjustment under Section 3(c)(iii) shall be subject to the same vesting terms (including earning based on achievement of the Performance Goal) and risk of forfeiture as applied to the related PRSUs originally granted. The Committee may vary the manner and terms of crediting Dividend Equivalents during or following the end of the Performance Cycle, for administrative convenience or any other reason, provided that the Committee determines that any alternative manner and terms result in equitable treatment of Participant and subject to the provisions of Section 3(c). The number of Target PRSUs and the terms of PRSUs will be subject to adjustment upon the occurrence of certain extraordinary corporate events specified in Section 3(c) and otherwise in accordance with Section 4(a), such adjustments to be made by the Committee in order to prevent dilution or enlargement of Participant’s opportunity to earn incentive

Page 4 compensation under this Agreement. Thus, the percentage of Target PRSUs earned under Section 4 will include the additional cash or PRSUs resulting from the crediting of Dividend Equivalents. (d) Unless otherwise determined by the Committee, neither the Participant nor any beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any PRSU, Account or Account balance, or other right hereunder, nor shall any such PRSU, Account or Account balance or other right be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or any beneficiary, or to the debts, contracts, liabilities, engagements or torts of the Participant or any beneficiary or transfer by operation of law in the event of bankruptcy or insolvency of the Participant or any beneficiary, or any legal process.. 4. Earning of PRSUs. (a) PRSUs for the Performance Cycle will be earned as follows: The Performance Goal set forth herein must be achieved at the levels specified by the Committee in order for PRSUs to be earned for the Performance Cycle. Performance shall be based on the Company’s ability to achieve the [annual] growth targets for [Adjusted Earnings Per Share and Revenue] [Insert Performance Goals] performance goals, as defined and interpreted by the Committee, by the end of the Performance Cycle, and further subject to the Committee’s discretion to impose a modifier such as total shareholder return and/or to impose or modify performance terms and condition(s)). The Committee also may provide for adjustments to the Performance Goal, the Performance Cycle and other terms of Awards to reflect changes in accounting rules, corporate structure or other circumstances of the Company, for the purpose of preventing dilution or enlargement of the Participants’ opportunity to earn PRSUs hereunder, and subject to Section 12.15 of the Plan. The Committee may adjust upward or downward the number of PRSUs earned, in its discretion (subject to Section 12.15 of the Plan), in light of such considerations as the Committee may deem relevant, but in accordance with a standard that the number of earned PRSUs shall correlate to the performance achieved by the efforts of management (including the Participant) as intended at the time of setting of the Performance Goal. To determine the number of PRSUs earned, the growth targets achieved will be averaged together. For this purpose, the designation of target performance, the achievement of which is required for the earning of the Target PRSUs, and threshold and maximum performance and the corresponding number of PRSUs deemed earned (with the maximum level of performance corresponding to the earning of [200%] of the target number of PRSUs), have been (or will be) specified by the Committee for the fiscal years in the Performance Cycle. Performance and the percentage of Target PRSUs earned will be interpolated, if the performance achieved is between threshold and target or between target and maximum. The Committee retains complete discretion in setting the financial goals and related terms that are incorporated into this Performance Goal. (b) At the Determination Date, at which time the Committee will have determined whether and the extent to which the Performance Goals designated by the Committee in accordance with this Section 4 have been achieved and made other determinations authorized hereunder, any PRSUs that are determined to have not been earned shall cease to be earnable and shall be immediately and automatically forfeited and cancelled.

Page 5 5. Effect of Termination of Employment. (a) Forfeiture of PRSUs. Upon Participant’s Termination of Employment (as defined below) prior to the end of the Performance Cycle, the Participant’s unearned PRSUs relating to the Performance Cycle shall cease to be earnable and shall be immediately and automatically forfeited and cancelled, except to the extent otherwise provided herein. “Termination of Employment” means the Participant's termination of employment with the Company or any of its Subsidiaries or affiliates in circumstances in which, immediately thereafter, the Participant is not employed by the Company or any of its Subsidiaries or affiliates; provided, however, that in the case of any PRSUs that constitute a deferral of compensation for purposes of Code Section 409A, Termination of Employment shall mean a "separation from service" as defined in Treasury Regulation § l.409A- l(h). The date of Termination of Employment will be determined without giving effect to any period during which severance payments may be made to the Participant, unless otherwise specifically provided herein. (b) Exceptions. Notwithstanding the provisions of Section 5(a) herein, the following provisions shall apply in the event of Participant’s Retirement, Early Retirement, death, Disability (as defined herein), involuntary separation by the Company not for Cause (as defined herein) or, at or after a Change in Control, voluntary resignation for Good Reason prior to the end of the Performance Cycle: (i) Retirement. In the event of Participant’s Termination of Employment due to Retirement (as defined herein), the Participant shall be entitled to receive settlement of the total number of PRSUs actually earned for the Performance Cycle, determined in accordance with Section 3(b) as if the Participant had continued employment throughout the Performance Cycle; provided that PRSUs that have not been held for the minimum vesting period under Section 6.2 of the Plan will not be earnable and will be cancelled as of the date of Termination of Employment. “Retirement” shall mean a Termination of Employment when the aggregate of Participant’s age plus years of service equals at least 65, provided that, unless the Committee determines otherwise, (A) in no event shall a Termination of Employment be deemed a Retirement unless Participant at the date of his or her Termination of Employment is at least age 55 and has at least two years of service; and (B) a Termination of Employment shall not be deemed a Retirement unless the Participant provides at least six (6) months’ written notice of his or her intent to retire to the Company prior to his or her date of Termination of Employment in form acceptable to the Committee. Any deferral election filed by the Participant in accordance with such procedures as were established by the Company shall be effective and apply to the time of settlement of the PRSUs. (ii) Early Retirement. In the event of Participant’s Termination of Employment due to Early Retirement (as defined herein), the Participant shall be entitled to receive settlement of a Pro Rata Portion (as defined herein) of the total number of PRSUs that would have been actually earned for the Performance Cycle in accordance with Section 3(b), assuming for this purpose that Participant had continued employment throughout the Performance Cycle. The proration date shall be date of Participant’s Termination of Employment. For the purposes herein, “Early Retirement” shall mean a Termination of Employment when the aggregate of the Participant’s age plus years of service equals at least 62, provided that, unless the Committee determines otherwise, (A) in no event shall a Termination of Employment be deemed an Early Retirement unless the Participant at the date of his or her Termination of Employment is at least age 55 and has at least two years of service; and (B) a Termination of Employment shall not be deemed an Early Retirement unless the Participant provides at least six (6) months’ written notice of his or her intent to retire to the Company prior to his or her date of Termination of Employment in form acceptable to the Committee. "Pro Rata Portion" means a portion of a specified number of

Page 6 PRSUs earned in the Performance Cycle assuming continued employment throughout the Performance Cycle, such portion determined by multiplying such number of earned PRSUs by a fraction, the numerator of which is the number of calendar days from the beginning of the Performance Cycle until the applicable proration date and the denominator of which is the number of calendar days in the Performance Cycle. The settlement of PRSUs for any such Performance Cycle shall occur promptly (and in any event not later than the Settlement Deadline) following completion of that Performance Cycle. Any deferral election filed by Participant shall be effective and apply at the time of settlement of the PRSUs. (iii) Death or Disability. If Termination of Employment is due to the Participant's death or Disability, the Participant shall be entitled to receive settlement of the total number of PRSU s the Participant actually earned for the Performance Cycle in accordance with Section 3(b) as if the Participant had continued employment throughout the Performance Cycle. “Disability” means (A), if the Participant has an employment agreement or similar agreement with the Company or any Subsidiary (an “Employment Agreement”) defining "Disability," the definition under such Employment Agreement, or (B) if the Participant has no Employment Agreement defining "Disability," the Participant's incapacity due to physical or mental illness resulting in the Participant's absence from his or her duties with the Company on a full-time basis for 26 consecutive weeks, and, within 30 days after written notice of termination has been given by the Company, the Participant has not returned to the full-time performance of his or her duties. Any deferral election filed by the Participant shall have no effect on the time of settlement of the PRSUs. (iv) Involuntary Termination By the Company Not for Cause Prior to a Change in Control. If Termination of Employment is an involuntary separation by the Company not for Cause prior to a Change in Control, the Participant shall be entitled to receive settlement of a Pro Rata Portion of the total number of PRSUs that would have been actually earned for the Performance Cycle in accordance with Section 3(b), assuming for this purpose that the Participant had continued in employment throughout the Performance Cycle. “Cause” means (A), if the Participant has an Employment Agreement defining "Cause," the definition under such Employment Agreement, or (B) if the Participant has no Employment Agreement defining "Cause," the Participant's gross misconduct, meaning (1) the Participant's willful and continued refusal substantially to perform his or her duties with the Company (other than any such refusal resulting from his or her incapacity due to physical or mental illness), after a demand for substantial performance is delivered to the Participant by the Board that specifically identifies the manner in which the Board believes that the Participant has refused to perform his or her duties, or (2) the willful engaging by the Participant in misconduct materially and demonstrably injurious to the Company. For purposes of this definition, no act or failure to act on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company. For this purpose, the proration date (used to calculate the Pro Rata Portion) shall be the earlier of (x) the last day of the payroll period with respect to which a severance payment in the nature of salary continuation will be made and (y) the last day of the Performance Cycle. If no severance payments are to be made, the applicable proration date shall be the date of Termination of Employment. The foregoing notwithstanding, PRSUs that have not been held for the minimum vesting period under Section 6.2 of the Plan will not be earnable and will be canceled as of the date of Termination of Employment. The settlement of PRSUs shall occur promptly (and in any event not later than the Settlement Deadline) following completion of the applicable Performance Cycle. Any deferral election filed by the Participant shall have no effect on the time of settlement of the PRSUs.

Page 7 (v) At or Following a Change in Control, Involuntary Termination By the Company Not for Cause or by Participant for Good Reason. If Termination of Employment occurs at or after a Change in Control and is an involuntary separation by the Company not for Cause or a resignation by the Participant for Good Reason, the Participant shall be entitled to receive settlement of the total number of PRSUs the Participant is deemed to have earned in accordance with this Section 5(b)(v), promptly (and in any event within 30 days) following the date of Termination of Employment (subject to the final paragraph of this Section 5(b)). The amount of the settlement shall assume that the Participant has remained with the Company through the completion of the Performance Cycle and that the performance achieved by the Company with respect to the applicable Performance Goal(s) for the Performance Cycle is the average of the performance achieved for the completed year(s) in the Performance Cycle if greater than 100% (i.e., the performance required to earn at least the Target PRSUs), or, if such average is less than 100%, the performance achieved shall be deemed to be the average of the actual performance for the completed year(s) in such Performance Cycle (if any) together with performance for years not yet complete being deemed to be 100% of target performance. Any deferral election filed by the Participant shall have no effect on the time of settlement of the PRSUs. The foregoing provisions notwithstanding, in the case of any PRSUs that constitute a deferral of compensation for purposes of Code Section 409A: (i) if such PRSUs would be settled at a date related to a Termination of Employment (other than due to death) under this Section 5 or in connection with a permitted elective deferral of the PRSUs, such settlement date would be within six months after the Termination of Employment, and the Participant is a "Specified Employee" at the date of Termination of Employment under Code Section 409A, then the settlement date will be delayed until the date six months after Termination of Employment; (ii) if a fiscal year ends in December, any settlement required to follow such fiscal year end shall occur only on or after January l; and (iii) if a Change in Control occurs but in connection therewith no event has occurred that constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Treasury Regulation § l.409A-3(i)(5)), then the time of settlement under Section 5(b)(v) shall not be as specified therein but shall instead be at the applicable time under Section 5(b)(iv) (for clarity, the amount of PRSUs earned nevertheless will be determined under Section 5(b)(v)). It is intended that PRSUs that are not electively deferred hereunder constitute short-term deferrals under Treasury Regulation§ l.409A-l(b)(4) to the maximum extent possible, unless otherwise specifically designated by the Company. (c) Termination at or After End of Performance Cycle. Upon the Participant's Termination of Employment at or after the end of the Performance Cycle, all PRSUs resulting from the Performance Cycle shall be settled in accordance with Section 6 as promptly as practicable after the Determination Date, except that, if the Participant has timely filed an irrevocable election to defer settlement of PRSUs following a Termination of Employment due to Retirement or Early Retirement, such PRSUs shall be settled in accordance with such deferral election. (d) Release. Any settlement of PRSU s following Termination of Employment may be delayed by the Committee if the Participant's Employment Agreement or any policy of the Committee then in effect conditions such settlement or severance payments upon the Company receiving a full and valid release of claims against the Company. In such case, the Company shall supply the form of release to the Participant by the date of Termination of Employment, and Participant must sign the release and not revoke it by such date as may be specified by the Company but in no event later than 52 days after Termination of Employment. If such 52-day period would begin in one calendar year and end in the next, then settlement shall only occur in the latter calendar year.

Page 8 6. Settlement of PRSUs. (a) Settlement If PRSUs Not Deferred. Not later than the Settlement Deadline following the end of the Performance Cycle, the Committee shall settle all PRSUs earned in respect of the Performance Cycle, other than PRSU s deferred under Section 6(b) or settled as specified in Section 5, by issuing and/or delivering to the Participant one share of Common Stock for each PRSU being settled. Such issuance or delivery shall occur as promptly as practicable after the Determination Date for the Performance Cycle. (b) Deferral of PRSUs. If and to the extent authorized by the Committee, at any time on or before such date as may be specified by the Administrator in compliance with Code Section 409A, the Participant may elect to defer settlement of PRSUs to a specified date (i) later than the Determination Date for the Performance Cycle to which the PRSUs relate or (ii) later than Termination of Employment due to Retirement, as specified by the Participant; provided, however, that an optional deferral shall be subject to such additional restrictions and limitations as the Committee or Administrator may from time to time specify, including for purposes of ensuring that the Participant will not be deemed to have constructively received compensation in connection with such deferral. Unless otherwise specified by the Committee not later than the Participation Date, dividend equivalents shall accrue on deferred PRSUs and shall be paid in cash annually to the Participant at an annual payment date set by the Administrator, without interest or compounding. (c) Creation of Rabbi Trust. If and to the extent authorized by the Committee, the Company may create one or more trusts and deposit therein Common Stock or other property for delivery to the Participant in satisfaction of the Company's obligations hereunder. Any such trust shall be a "rabbi" trust that shall not jeopardize the status of the Participant's rights hereunder as "unfunded" deferred compensation for federal income tax purposes. (d) Settlement of PRSUs at the End of the Deferral Period. Not later than 15 days after the end of any elective period of deferral or immediately in the case of a deferral period ending immediately prior to a Change in Control, the Company will settle all PRSUs then credited to the Participant's Account by issuing and/or delivering to the Participant one share of Common Stock for each PRSU being settled. Any deferral period will end on an accelerated basis immediately prior to a Change in Control, except as limited under the final paragraph of Section 5(b) and Section 6(b). (e) Manner of Settlement. The Committee or Administrator may, in its or his or her sole discretion, determine the manner in which shares of Common Stock shall be delivered by the Company, including the manner in which fractional shares shall be dealt with; provided, however, that no certificate shall be issued representing a fractional share. In furtherance of this authority, PRSUs may be settled by the Company issuing and delivering the requisite number of shares of Common Stock to a member firm of the New York Stock Exchange that is also a member of the National Association of Securities Dealers, as selected by the Company from time to time, which shares shall be deposited by such member firm in a separate brokerage account for the Participant. If there occurs any delay between the settlement date and the date shares are issued or delivered to the Participant, a cash amount equal to any dividends or distributions the record date for which fell between the settlement date and the date of issuance or delivery of the shares shall be paid to the Participant together with the delivery of the shares. (f) Settlement of PRSUs Held by Non-US Residents. Other provisions of the Plan and this Plan (including Section 6(e) above) notwithstanding, PRSUs credited to the Account of the Participant, if the Participant resides in or is subject to income tax laws of a country other than the United States, may be settled in cash, in the discretion of the Committee. The cash amount payable in settlement of each PRSU

Page 9 shall equal the Fair Market Value of a share at the date of not more than five business days before the date of settlement. The Committee is authorized to vary the terms of participation of such foreign Participant in any other respect (including in ways not consistent with the express provisions of the Plan) in order to conform to the laws, regulations and business customs of a foreign jurisdiction. (g) Certificates. Whenever Common Stock is to be delivered hereunder, the Company shall deliver to the Participant or the Participant’s beneficiary one or more certificates representing the shares of Common Stock, registered in the name of the Participant, the beneficiary, or in such other form of registration as instructed by the Participant, except that the Committee may provide for alternative methods of delivery for administrative convenience. The obligation of the Company to deliver Common Stock hereunder is conditioned upon compliance by the Participant and by the Company with all applicable Federal and state securities and other laws and regulations. 7. Tax Withholding. Participant shall be responsible for payment of any federal, state, foreign or local taxes of any amount required to be paid with respect to the grant or settlement of the PRSUs and any Dividend Equivalents or otherwise in connection with the PRSUs. Unless otherwise determined by the Committee, the Company will withhold from cash payable as Dividend Equivalents and from the shares deliverable in settlement of PRSUs cash plus the number of shares having an aggregate Fair Market Value the sum of which shall equal applicable governmental tax withholding requirements, but with share withholding rounded to the nearest whole share. 8. Binding Effect; Integration; Amendment. The terms and conditions set forth in this document shall be binding upon the heirs, executors, administrators and successors of the parties. The Award Certificate, this document, and the Plan constitute the entire agreement between the parties with respect to the PRSUs and supersede any prior agreements or documents with respect thereto. No amendment, alteration, suspension, discontinuation or termination of this document that may impose any additional obligation upon the Company or materially adversely affect the rights of the Participant with respect to the PRSUs shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and, if the Participant’s rights are materially adversely affected thereby, by the Participant. 9. PRSUs subject to Forfeiture Policy for Equity and Incentive Awards. The PRSUs subject to this Award Certificate are subject to the Company’s Forfeiture Policy for Equity and Incentive Awards or other forfeiture or recoupment policies or arrangements, each as in effect from time to time and as applicable to the Participant. Such policies or arrangements impose conditions that may result in forfeiture of such PRSUs or the proceeds to the Participant resulting from such PRSUs (a so-called “clawback”) in certain circumstances if the Company’s financial statements are required to be restated as a result of misconduct or upon the occurrence of other events as described in such policies or arrangements. 10. Miscellaneous. (a) No Promise of Continued Employment. The PRSUs and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that the Participant has a right to continue as an employee or service provider of the Company for any period of time, or at any particular rate of compensation.

Page 10 (b) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws (but not the law of conflicts of laws) of the State of North Carolina and applicable federal law. (c) Unfunded Obligations. The grant of the PRSUs and any provision for distribution in settlement of the Participant’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in the Participant any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Participant. With respect to the Participant’s entitlement to any distribution hereunder, the Participant shall be a general creditor of the Company. (d) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at its principal executive offices, in care of the Vice President–Human Resources, and any notice to the Participant shall be addressed to the Participant at the Participant’s address as then appearing in the records of the Company. (e) Shareholder Rights. The Participant and any beneficiary shall not have any rights with respect to shares (including voting rights) covered by this Agreement prior to the settlement and distribution of the shares as specified herein.